SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 16, 2001


                       SECURITY CAPITAL GROUP INCORPORATED

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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland

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                 (State or Other Jurisdiction of Incorporation)


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               1-13355                             36-3692698

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      (Commission File Number)        (I.R.S. Employer Identification No.)


    125 Lincoln Avenue, Santa Fe, New Mexico               87501
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    (Address of Principal Executive Offices)             (Zip Code)



                              (505) 982-9292
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           (Registrant's Telephone Number, Including Area Code)


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Item 2.       Other

      On January 16, 2001, SC-Realty Incorporated ("SC-Realty"), an indirect wholly owned subsidiary of Security Capital Group Incorporated ("Security Capital"), purchased all of the outstanding shares and other equity interests of Security Capital Holdings S.A. ("Holdings") from Security Capital U.S. Realty, an entity formed under the laws of Luxembourg as a Societe d'Investissement a Capital Fixe ("U.S. Realty"), U.S. Realty's interest in an agreement between U.S. Realty and Holdings and U.S. Realty's cash on hand, all pursuant to the previously announced Transaction Agreement (the "Transaction Agreement") dated September 26, 2000 between Security Capital, SC-Realty and U.S. Realty. Shareholders of U.S. Realty also approved the liquidation of U.S. Realty, pursuant to which shareholders of U.S. Realty will receive 45,395,598 million shares of Security Capital Class B common stock and $112,025,425 in cash.

      Security Capital shareholders approved the issuance of the Class B common stock by a vote of 1,039,089.43 for, 551.360 against and 51.010 abstained. U.S. Realty shareholders approved the Transaction Agreement by a vote of 52,559,231 for, 6,400,703 against and 7,920 abstain.

      Certain of the transactions contemplated by the Transaction Agreement were funded through an Amended and Restated Credit Agreement between Security Capital, Bank of America, N.A., The Chase Manhattan Bank, Wells Fargo Bank, National Association and Chase Securities Inc. and a Term Loan Agreement with the same parties, copies of which were previously filed as Exhibits 10.1 and
10.2 respectively to Security Capital's Form 8-K filed with the Securities and Exchange Commission on January 16, 2001.

      The description of the Transaction Agreement and the transactions contemplated thereby contained in this item 2 and other information required by this item is qualified in its entirety by reference to the definitive Proxy Statement on Form 14A (the "Proxy Statement") previously filed with the Securities and Exchange Commission on December 14, 2001.

Item 7.       Financial Statements and Exhibits

            (a)   Financial Statements

                     The financial statements required by this item have been previously reported by Security Capital and are included or incorporated by reference in the Proxy Statement.

            (b)   Pro Forma Financial Information

                     The financial information required by this item has been previously reported by Security Capital in the Proxy Statement.


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            (c)   Exhibits

                     None.



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SECURITY CAPITAL GROUP
                                      INCORPORATED


                                      By: /s/ Jeffrey A. Klopf
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                                            Jeffrey A. Klopf
                                            Senior Vice President and Secretary


Dated:  January 25, 2001